77Q1(a)


Amended and Restated Agreement and Declaration of Trust of American Century ETF Trust,dated November 10, 2017 (filed electronically as Exhibit a2 to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant filed on December 20, 2017, File No. 333-221045, and incorporated herein by reference).